Cover	Oct. 27, 2026
Cover [Abstract]
Amendment Flag	false
Entity Central Index Key	0002148640
Document Type	S-6
Entity Registrant Name	FT 13309
Document Period End Date	Oct. 27, 2026
Definition of Rule 35d-1 Term in Fund Name [Text Block]

Objective.

The Trust seeks above-average total return through a combination of capital appreciation and dividend income. Under normal circumstances, the Trust will invest at least 80% of its assets in dividend-paying securities.

Selection Criteria for Rule 35d-1 Term in Fund Name [Text Block]

Portfolio Selection Process.

Through our selection process we seek to find the stocks that we believe have the best prospects for above-average total return.

Identify the Universe. We begin with the companies listed in the S&P 1500® Index that have market capitalizations greater than $1 billion.

Screen the Universe. The next step is to look for those companies with a history of increasing dividend payments and above-average dividend yields. These screens are designed to identify companies with stable cash flows and dividend income potential.

Criteria:

•	5-year dividend growth rate greater than 5%;
•	Dividend yield greater than 2.5%; and
•	Dividend payout ratio less than 75%.

Select Companies with Attractive Valuations. The final step in our process is to select companies based on the fundamental analysis of our team of research analysts. The stocks selected for the portfolio are those that meet our investment objectives, trade at attractive valuations and, in our opinion, are likely to exceed market expectations of future cash flows.

While not a part of the Trust’s portfolio selection process, the Trust also invests in foreign securities and companies with various market capitalizations.

As with any similar investments, there can be no assurance that the objective of the Trust will be achieved. See “Risk Factors” for a discussion of the risks of investing in the Trust.